RREEF
REAL ESTATE
SECURITIES
FUND



Annual Report

October 31, 1996

RREEF
The RREEF Funds


--------------------------------------------------------------------------------
President's Letter
--------------------------------------------------------------------------------



Dear Shareholder:


This is the second annual report for the RREEF Real Estate Securities Fund. My associates and I welcome you to the Fund and appreciate the confidence you have exhibited in us and our investment strategy.


The Fund has been designed to pool funds for investment in real estate securities. The Fund is very important to RREEF and RREEF Securities and will be run with the same approach and strategy that has made us a successful REIT separate account manager. Our goal is to selectively invest in REIT securities that will be strong performers given their strategies, property portfolios, and valuation characteristics.

PORTFOLIO DIVERSIFICATION BY PROPERTY TYPE AND GEOGRAPHIC REGION
Diversification based on REIT market values of $6,976,943 as of October 31, 1996.

--------------------------------------------------------------------------------
   BY PROPERTY TYPE                                   BY GEOGRAPHIC REGION

Office               26%                          Southeast                12%
Hotels               14%                          Southwest                22%
Retail                7%                          West N. Central           2%
Storage               7%                          East N. Central          13%
Industrial           11%                          Mideast                  16%
Regional Mall         8%                          Mountain                  6%
Apartment            27%                          Northeast                16%
                                                  Pacific                  13%
--------------------------------------------------------------------------------



REIT MARKET OUTLOOK

Equity REITs again posted strong total returns in the third quarter of calendar year 1996. The Wilshire REIT Index posted a total return of 6.74 percent and the NAREIT Equity REIT Index delivered a positive 6.87 percent return for the quarter. This brought year to date total returns to 17.13 percent and 17.61 percent, respectively. These returns were fueled by continued strong property markets and REITs' attractive valuation relative to equities generally. Many income and balanced fund managers, and to a lessor extent growth managers, began to see REITs as a good value as well as a safe haven from a potential market correction.




                                                                               1

--------------------------------------------------------------------------------
President's Letter (continued)
--------------------------------------------------------------------------------

The Fund performed well versus the Wilshire REIT Index. Good sector selection and stock selection contributed to the strong third quarter results. During the quarter, the portfolio was overweighted in the top four performing sectors -- office, hotel, industrial and self-storage. Additionally, we were underweighted in three of the bottom four performing sectors.

--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN:

                       RREEF Real Estate Securities Fund

                       Wilshire REIT Index


          DATE           RREEF Real Estate       Willshire
                         Securities Fund         REIT Index
          -------------------------------------------------
          09/21/95       10,040.00               10,065.00
          01/31/96       10,672.76               10,601.09
          04/30/96       10,925.91               10,730.13
          07/31/96       11,466.26               11,210.99
          10/31/96       12,695.52               12,266.37


                  RETURN FOR 12 MONTHS ENDED OCTOBER 31, 1996

                    RREEF Real Estate Securities Fund   29.28%
                    Wilshire REIT Index                 25.73%

Past performance is not predictive of future performance

--------------------------------------------------------------------------------


Growth of the equity REIT market continues at a strong and dramatic pace. At quarter end, the total market capitalization of the NAREIT Equity REIT Index (less HealthCare) stood at $66.9 billion up from $54.1 billion as of December 31, 1995. Through a combination of secondary and initial public offerings (IPOs) the REIT market will raise more equity in 1996 than in any previous year. In fact, the amount raised should exceed $15 billion by year end. The new equity issued in 1996 will be equal to approximately 160 percent of the entire REIT universe just four short years ago.

The market continues to look attractive and we expect good returns from REITs.


SECTOR REVIEW


OFFICE SECTOR

RREEF Securities maintained an overweighted position in the office sector during the quarter. The rationale remained consistent, with solid demand and limited new supply expected to bring rent increases in several markets. Office REITs have unparalleled access to capital, allowing increasingly complex transactions. This will generate above-consensus earnings growth.




2


--------------------------------------------------------------------------------
President's Letter (continued)
--------------------------------------------------------------------------------

SECTOR REVIEW (CONTINUED)

APARTMENT SECTOR

Operating results for the apartment sector are in a state of divergence; however, current share pricing reflects expectations for solid growth. RREEF Securities had a slightly overweighted position in the apartment sector during the quarter. However, at quarter end we had an underweighted position due to paring back exposure in several apartment companies. Selectivity will remain important in this sector.

RETAIL SECTOR

RREEF Securities maintained an underweighted position in the retail sector during the quarter. This underweighted position will remain until REIT valuations drop to a level that RREEF Securities' analysts believe to be fair relative to net asset value and satisfactory upside potential exits. Internal growth prospects for the near-term are not compelling and the risks associated with external growth are high. Overall, these retail REITs have a higher risk for capital loss than potential return.

REGIONAL MALL SECTOR

Despite the uncertainty in the retail sector, the regional mall sector has delivered attractive returns over the last 12 months. RREEF Securities had an underweighted position in the regional mall sector with the view that if external growth is achievable a marketweighted position would be appropriate for the fourth quarter. RREEF Securities analysts expect attractive returns to continue to be delivered by well-managed companies that are able to access capital to take advantage of the possibility of external growth.

INDUSTRIAL SECTOR

RREEF Securities continued to be overweighted in the industrial sector. The consolidation of distribution properties continued to benefit markets where REITs were active. Strong demand, along with modest supply growth will secure increased rents and stablize tenant improvement costs in the future.

HOTEL SECTOR

Hotel REITs are relatively new in the RREEF Securities' portfolio. The hotel sector was added due to the exceptional fundamentals of the lodging industry, particularly within the full-service sector. RREEF Securities increased its allocation and had an overweighted position in the hotel sector during the quarter. RREEF Securities analysts believe that Wall Street estimates for full-service hotel REIT are low and do not fully reflect growth opportunities. The focus of RREEF Securities will remain on companies with full-service hotel portfolios in markets insulated from supply additions.



                                                                               3


--------------------------------------------------------------------------------
President's Letter (continued)
--------------------------------------------------------------------------------

SECTOR REVIEW (CONTINUED)

SELF-STORAGE SECTOR

RREEF Securities had a marketweighted position in the self-storage sector during the quarter. This sector has reached maturity with sustainable FFO growth of approximately 10 percent. Sector pricing reflects the stable outlook and RREEF Securities analysts believe that a market weighting is appropriate.

We take a selective approach to investing in REIT securities, as we believe you must to be successful over the long term. We typically hold 25 to 35 securities in an investment portfolio and on October 31, 1996, we owned 33 issues in the fund. Our investments continue to focus on companies with growing cash flow streams, strong management, successful strategies, conservative financial structures and, therefore, the ability to generate strong returns.



/s/ Kim G. Redding

Kim G. Redding
President


4









                      [THIS PAGE INTENTIONALLY LEFT BLANK]








                                                                               5





RREEF REAL ESTATE SECURITIES FUND


PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 MARKET               PERCENT OF
DESCRIPTION                                                               SHARES                 VALUE                NET ASSETS
-----------                                                               ------                 -----                ----------

REAL ESTATE INVESTMENT TRUSTS

MULTI-FAMILY RESIDENTIAL
Ambassador Apartments, Inc. .........................................        2,100        $          42,525
Avalon Properties, Inc. .............................................        5,500                  127,188
Bay Apartment Communities ...........................................        6,816                  204,480
Camden Property Trust ...............................................        5,200                  141,700
Columbus Realty Trust ...............................................        7,200                  151,200
Equity Residential Properties Trust .................................        5,400                  198,450
Evans Withycombe Residential ........................................        6,900                  145,763
Gables Residential Trust ............................................       10,300                  249,775
Mid-America Apartment Communities, Inc. .............................        6,700                  170,013
Summit Properties, Inc. .............................................        9,600                  188,400
United Dominion Realty Trust ........................................       15,300                  216,113
                                                                                            ----------------
                                                                                                  1,835,607                   25.5%
                                                                                            ----------------
OFFICE
Arden Realty Group, Inc. ............................................       13,000                  294,125
Beacon Properties Corporation .......................................        7,000                  205,625
Cali Realty Corporation .............................................       10,700                  287,563
Crescent Real Estate Equities, Inc. .................................        6,000                  250,500
Highwood Properties, Inc. ...........................................       10,700                  307,625
Reckson Associates Realty Corporation ...............................        8,700                  309,938
Spieker Properties, Inc. ............................................        5,000                  153,750
                                                                                            ----------------
                                                                                                  1,809,126                   25.1%
                                                                                            ----------------

RETAIL

REGIONAL MALLS
CBL & Associates Properties .........................................        9,600                  226,800
Macerich Company ....................................................       15,700                  345,400
                                                                                            ----------------
                                                                                                    572,200                    8.0%
                                                                                            ----------------
NEIGHBORHOOD AND COMMUNITY SHOPPING CENTERS
Alexander Haagen Properties, Inc. ...................................        9,200                  135,700
Developers Diversified Realty Corporation ...........................        6,400                  215,200
Vornado Realty Trust ................................................        3,100                  133,300
                                                                                            ----------------
                                                                                                    484,200                    6.7%
                                                                                            ----------------      ----------------
                                                                                                  1,056,400                   14.7%
                                                                                            ----------------      ----------------

              See accompanying notes to the financial statements.


6



RREEF REAL ESTATE SECURITIES FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 MARKET              PERCENT OF
DESCRIPTION                                                                 SHARES               VALUE               NET ASSETS
-----------                                                                 ------               -----               ----------

HOTELS
Felcor Suite Hotels, Inc. ...........................................        3,900        $         127,725
Innkeepers USA Trust ................................................       11,200                  131,600
Patriot American Hospitality ........................................        8,700                  305,585
RFS Hotel Investors, Inc. ...........................................        3,400                   55,250
Starwood Lodging Trust ..............................................        8,400                  378,000
                                                                                            ----------------
                                                                                                    998,160                   13.8%
                                                                                            ----------------
INDUSTRIAL
Centerpoint Properties Corporation ..................................       10,200                  280,500
Duke Realty Investments, Inc. .......................................        9,200                  317,400
Security Capital Industrial Trust ...................................       10,600                  192,125
                                                                                            ----------------
                                                                                                    790,025                   10.9%
                                                                                            ----------------
STORAGE
Public Storage, Inc. ................................................       14,100                  324,300
Storage USA, Inc. ...................................................        4,700                  163,325
                                                                                            ----------------
                                                                                                    487,625                    6.8%
                                                                                            ----------------


TOTAL INVESTMENTS  (Cost $6,233,686*)                                                            6,976,943                   96.8%

Excess of Other Assets over Liabilities                                                             232,413                    3.2%
                                                                                            ----------------      ----------------

NET ASSETS                                                                                $       7,209,356                  100.0%
                                                                                            ================      ================


*  Aggregate Cost for Federal tax purposes.





              See accompanying notes to the financial statements.

                                                                               7


RREEF REAL ESTATE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

--------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments, at value (cost $6,233,686)                                                       $       6,976,943
    Cash                                                                                                     73,465
    Receivable for investments sold                                                                         211,335
    Dividends and interest receivable                                                                        27,498
    Net receivable from Adviser                                                                              62,829
    Unamortized organizational expenses                                                                      76,105
                                                                                                    ----------------
       Total assets                                                                                       7,428,175
                                                                                                    ----------------

LIABILITIES:
    Payable for investments purchased                                                                       159,881
    Accrued expenses                                                                                         58,938
                                                                                                    ----------------
       Total liabilities                                                                                    218,819
                                                                                                    ----------------

NET ASSETS (equivalent to $12.29 per share based on 586,383
shares outstanding, unlimited shares authorized)*                                                 $       7,209,356
                                                                                                    ================

NET ASSETS CONSIST OF:
    Paid-in capital                                                                               $       6,177,848
    Undistributed net investment income                                                                      87,808
    Accumulated net realized gain                                                                           200,443
    Net unrealized appreciation of investments                                                              743,257
                                                                                                    ================
       NET ASSETS                                                                                 $       7,209,356
                                                                                                    ================
    * Shares of the Fund are sold and redeemed at net asset value.


              See accompanying notes to the financial statements.

8


RREEF REAL ESTATE SECURITIES FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends                                                                                   $         325,767
    Interest                                                                                               13,162
                                                                                                  ----------------
       Total income                                                                                       338,929
                                                                                                  ----------------

EXPENSES:
    Management fees                                                                                        37,182
    Custodian, transfer agent and administration fees                                                     165,142
    Insurance                                                                                              40,020
    Audit and tax fees                                                                                     25,000
    Legal fees                                                                                             25,000
    Amortization of organizational expense                                                                 19,577
    Directors fees                                                                                         17,589
    Other                                                                                                   8,958
                                                                                                  ----------------
       Total expenses                                                                                     338,468
       Less: fees waived and expenses reimbursed by Adviser                                              (288,760)
       Less: fees offset by Custodian                                                                        (131)
                                                                                                  ----------------
       Net expenses                                                                                        49,577
                                                                                                  ----------------
           Net investment income                                                                          289,352
                                                                                                  ----------------

REALIZED AND UNREALIZED GAINS:
       Net realized gain on investments                                                                   198,658

       Net change in unrealized appreciation on investments                                               825,847
                                                                                                  ----------------
           Net realized and unrealized gain on investments                                              1,024,505
                                                                                                  ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $       1,313,857
                                                                                                  ================

              See accompanying notes to the financial statements.

                                                                               9


RREEF REAL ESTATE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------

                                                                                          YEAR ENDED               PERIOD ENDED
                                                                                        OCTOBER 31, 1996         OCTOBER 31, 1995 *
                                                                                        ----------------       ---------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
    Net investment income                                                             $         289,352      $               19,789
    Net realized gain on investments                                                            198,658                        ----
    Change in net unrealized appreciation (depreciation) on investments                         825,847                     (82,590)
                                                                                        ----------------       ---------------------
    Net increase (decrease) in net assets resulting from operations                           1,313,857                     (62,801)

Distributions to shareholders from:
    Net investment income                                                                      (155,292)                       ----

Net increase in net assets resulting
    from Fund share transactions                                                              3,067,828                   2,945,754
                                                                                        ----------------       ---------------------

    Total increase in net assets                                                              4,226,393                   2,882,953

NET ASSETS:
    Beginning of period                                                                       2,982,963                     100,010
                                                                                        ----------------       ---------------------


    End of period (including undistributed net investment
       income of $153,849 and $19,789 respectively)                                   $       7,209,356      $            2,982,963
                                                                                        ================       =====================

*  The Fund commenced operations on September 21, 1995.


              See accompanying notes to the financial statements.

10



RREEF REAL ESTATE SECURITIES FUND


FINANCIAL HIGHLIGHTS
(FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD)

---------------------------------------------------------------------------------------------------------------------------

                                                                                  YEAR ENDED             PERIOD ENDED
                                                                               OCTOBER 31, 1996          OCTOBER 31, 1995  *
                                                                             ---------------------   ---------------------


NET ASSET VALUE, BEGINNING OF PERIOD                                           $         9.82          $     10.00
                                                                                  ------------           ----------

Income from investment operations:
 Net investment income                                                                   0.55                 0.07
 Net realized and unrealized gain/loss on investments                                    2.27                (0.25)
                                                                                  ------------           ----------
   Total from investment operations                                                      2.82                (0.18)
                                                                                  ------------           ----------

Less distributions to shareholders from:
 Net investment income                                                                  (0.35)                  -
                                                                                  ------------           ----------



NET ASSET VALUE, END OF PERIOD                                                 $        12.29          $      9.82
                                                                                  ============           ==========

AGGREGATE TOTAL RETURN                                                                  29.28%              (1.80%)


RATIOS/SUPPLEMENTAL DATA:

 Net expenses as a percentage of
   average net assets                                                                    1.00%               1.50%**
 Net investment income as a percentage of
   average net assets                                                                    5.84%               6.66%**
 Portfolio turnover rate                                                                   86%                  0%
 Average broker commission rate                                                $       0.0545                 ----
 Net assets, end of period (000's)                                             $        7,209          $     2,983


 The Adviser has  voluntarily  agreed to waive its  management  fee and reimburse  certain expenses  incurred by the Fund. The Custodian has waived  part of its  fees for  balance  credits  given to the  Fund.
   Without these  waivers of fees and  reimbursement  of expenses,  the ratios of net expenses and net investment  income as a percentage of average net assets would have been:
 Net expenses as a percentage of
     average net assets                                                                  6.83%              14.83%**
 Net investment income as a percentage of
     average net assets                                                                  0.01%             (6.67%)**
 -------------------------------------
 *   The Fund commenced operations on September 21, 1995.
 **  Annualized

              See accompanying notes to the financial statements.

                                                                              11



RREEF REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.  SIGNIFICANT ACCOUNTING POLICIES

     RREEF Real Estate Securities Fund (the "Fund") is a series of RREEF Securities Fund, Inc. (the "Company"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open end, non-diversified management investment company. The Company was organized in Maryland on March 15, 1995 and commenced operations on September 21, 1995. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION

     Equity securities listed or regularly traded on a securities exchange (including NASDAQ) are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued according to the broadest and most representative market as determined by RREEF Real Estate Securities Advisers L.P. (the "Adviser"). Other equity securities and those listed securities that are not traded on a particular day are valued at the mean between the latest bid and asked prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Securities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the Fund as authorized by the Board of Directors.

     REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The collateral is marked to market daily to ensure that the market value including accrued interest of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited. The Fund may enter into repurchase agreements only with dealers or banks determined by the Adviser to present minimal credit risks pursuant to procedures established by the Board of Directors to evaluate creditworthiness.



12



RREEF REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     TAXES

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the "Code"). The Fund intends to distribute to shareholders all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders within the prescribed time periods. Accordingly, no provision for federal income or excise tax is provided.

     DISTRIBUTIONS TO SHAREHOLDERS

     The Fund intends to declare distributions from net investment income, if any, semi-annually. The Fund intends to distribute capital gains, if any, annually.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, excise tax regulations and utilization of capital loss carryovers. Permanent differences relating to shareholder distributions will result in reclassifications to paid-in capital. During the year ended October 31, 1996, the Fund reclassified amounts to reflect an increase to paid-in capital of $64,256, a decrease to undistributed net investment income of $66,041 and an increase to accumulated net realized gain of $1,785.

     INVESTMENT TRANSACTIONS AND INCOME

     Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net realized gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     DEFERRED ORGANIZATION EXPENSES

     Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period beginning on the commencement of operations. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of redemption.

     INVESTMENT RISK

     There are certain additional risks involved in investing in Real Estate Investment Trusts ("REITs") than a more diversified portfolio of investments. The Fund may be subject to certain risks similar to those associated with direct ownership of real estate including: local or regional economic conditions, changes in zoning laws, credit risk, and interest rate risk.


13



RREEF REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund pays the Adviser, for management and investment advisory services, a fee at an annual rate of 0.75% of daily net assets of the Fund up to $100 million and 0.65% on daily net assets in excess of $100 million. The Adviser has currently agreed to waive its fee and additionally reimburse the Fund to the extent the Fund's annual expenses (including management fee but excluding taxes, interest, extraordinary expenses and brokerage commissions or transaction costs) exceed 1.00% of average daily net assets.

     Certain Officers and Directors of the Fund are also Officers or Directors of the Adviser, or Investors Bank and Trust Company ("Investors Bank"). Officers and Directors of the Adviser and Investors Bank do not receive any compensation from the Fund for serving as Director or Officer of the Fund.

     The fund has entered into an expense offset arrangement as part of its Custody agreement with Investors Bank. Under this arrangement, the Fund's custody fees are reduced when the Fund maintains cash on deposit at Investors Bank.

3.  PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from the sale of securities, excluding short-term investments, for the year ended October 31, 1996 was $7,125,536 and $4,040,686, respectively.

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


               Aggregate cost                             $ 6,233,686
                                                         ------------
               Gross unrealized appreciation              $   744,783
               Gross unrealized depreciation                  (1,526)
                                                         ------------

               Net unrealized appreciation                $   743,257
                                                         ------------


14



RREEF REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  SHARE TRANSACTIONS

     The Articles of Incorporation of the Company permits the Directors to issue two billion shares of capital stock (par value $.001 per share), 500 million of which are classified as shares of the Fund. Transactions in Fund shares during the periods indicated were as follows:

                                                            Year Ended                    Period Ended
                                                         October 31, 1996               October 31, 1995*
                                                    --------------------------------------------------------
                                                       Dollars        Shares          Dollars        Shares
                                                       -------        ------          -------        ------


         Shares sold                                 $2,954,839       272,098       $2,945,754       293,768
         Shares issued to shareholders in
           reinvestment of distributions                116,612        10,855          ----           ----
         Shares repurchased                              (3,623)         (339)         ----           ----

     NET INCREASE                                    $3,067,828       282,614       $2,945,754       293,768
                                                     ==========       =======       ==========       =======

* The Fund commenced operations on September 21, 1995.


5.  PRINCIPAL SHAREHOLDERS

     Five shareholders, each owning greater than 10% of the outstanding shares of the Fund, cumulatively own 92% of the outstanding shares.

                                                                              15



Independent Auditors' Report

To the Directors and Shareholders of RREEF Real Estate Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RREEF Real Estate Securities Fund (a series of RREEF Securities Fund, Inc.) as of October 31, 1996, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period September 21, 1995 (commencement of operations) through October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of RREEF Real Estate Securities Fund at October 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Boston, Massachusetts
November 27, 1996

16




                                [GRAPHIC OMITTED]


                                   RREEF Funds
                      875 North Michigan Avenue, 41st floor
                             Chicago, IL 60611-1901
                                  312-266-9600